Supplement dated December 19, 2025, to the Prospectus dated May 1, 2025, for

Protective Dimensions V Variable Annuity contract

Issued by Protective Life Insurance Company

Protective Variable Annuity Separate Account

This Supplement amends certain information in your variable annuity contract Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference. You may obtain a current prospectus by visiting www.protective.com/productprospectus or by calling 1-800-456-6330.

The Prospectus is updated to reflect that the SecurePay Income rider (for riders issued on or after May 1, 2025) is available to Contracts issued in California.

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If you have any questions regarding this Supplement, please work with your financial professional or contact us toll free at 1-800-456-6330.